File No. 70-9627

(Potomac Edison Asset Transfer)

Release of Jurisdiction

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 6

FORM U-1

APPLICATION/DECLARATION

UNDER

THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935

_________________________________

Allegheny Energy, Inc.	Allegheny Energy Supply Company, LLC
10435 Downsville Pike	4350 Northern Pike
Hagerstown, Maryland 21740	Monroeville, PA 15146-2841

The Potomac Edison Company	Allegheny Energy Service Corporation
(d/b/a Allegheny Power)	10435 Downsville Pike
10435 Downsville Pike	Hagerstown, Maryland 21740
Hagerstown, Maryland 21740

__________________________________

Allegheny Energy, Inc.

10435 Downsville Pike

Hagerstown, Maryland 21740

The Commission is requested to send copies of all notices, orders and communications in connection with this Application / Declaration to:

Thomas K. Henderson, Esq.

Vice President and General Counsel

Allegheny Energy, Inc.

10435 Downsville Pike

Hagerstown, MD 21740

Anthony Wilson, Esq.

Senior Attorney

Allegheny Energy Service Corporation

10435 Downsville Pike

Hagerstown, MD 21740

1.     Applicants hereby amend the application replacing Exhibit F, Opinion of Counsel with the revised Exhibit F submitted with this filing.

SIGNATURE

Pursuant to the requirements of the Public Utility Holding Company Act of 1935, the undersigned companies have duly caused this statement to be signed on their behalf by the undersigned thereunto duly authorized.

Allegheny Energy, Inc.
The Potomac Edison Power Company
Allegheny Energy Supply Company, L.L.C.
Allegheny Energy Service Company

By: /S/ THOMAS K. HENDERSON/AW

Thomas K. Henderson / AW

Dated: May 16, 2001